77Q1(a)(1)

Bylaws of American Century World Mutual Funds, Inc., dated
December 11, 2009 (filed electronically as Exhibit (b)
to Post-Effective Amendment No. 50 to the Registrant’s
Registration Statement on February 9, 2010, File
No. 33-39242 and incorporated herein by reference).